EXHIBIT 99.10
B2 - first $ loss

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CDR                                                     9.68
Yield                                                 11.439
WAL                                                    10.64
Mod Durn                                                6.03
Principal Window                               Jan10 - Aug34
Principal Writedown                        115,735.82 (2.81%)
Total Collat Loss (Tranche Life)       44,553,640.55 (10.83%)
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Assumptions:
20% CPR
12 mo lag on recoveries
35% severity
Forward LIBOR
to maturity
servicer advances 100%
price = 79.176
Without cum. Loss triggers